UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

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Teradyne, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
TERADYNE, INC. 2021 Annual Meeting Vote by May 6, 2021 11:59 PM ET
TERADYNE, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. PO BOX 1342 BRENTWOOD, NY 11717

D39883-P49436

You invested in TERADYNE, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 7, 2021.

Get informed before you vote

View the Notice & Proxy Statement, Shareholder Letter and Form 10-K online OR you can receive a free paper or email copy of the materials by requesting prior to April 23, 2021. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	To elect the eight nominees named in the accompanying proxy statement to the Board of Directors to serve as directors for a one-year term: Nominees:

1a.	Michael A. Bradley	For

1b.	Edwin J. Gillis	For

1c.	Timothy E. Guertin	For

1d.	Peter Herweck	For

1e.	Mark E. Jagiela	For

1f.	Mercedes Johnson	For

1g.	Marilyn Matz	For

1h.	Paul J. Tufano	For

2.	To approve, in a non-binding, advisory vote, the compensation of the Company’s named executive officers.	For

3.	To approve an amendment to the Company’s Articles of Organization to lower the voting requirement for shareholder approval of mergers, share exchanges and substantial sales of Company assets from a super-majority to a simple majority.	For

4.	To approve an amendment to the Company’s Articles of Organization to permit shareholders to act by a simple majority written consent, rather than by unanimous written consent.	For

5.	To approve an amendment to the 1996 Employee Stock Purchase Plan to increase the aggregate number of shares of common stock that may be issued pursuant to the plan by 3,000,000 shares.	For

6.	To approve the 2006 Equity and Cash Compensation Incentive Plan, as amended, to include, among other changes, a new total annual compensation cap for non-employee directors.	For

7.	To ratify the selection of the firm of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.	For

8.	To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

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D39884-P49436